Exhibit 99.1

Capstone Companies, Inc.
431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441

FOR IMMEDIATE RELEASE
Capstone Companies Expands Social Media Campaign
DEERFIELD BEACH, FL, March 12, 2019 – Capstone Companies, Inc. (OTCQB: CAPC) (“Capstone” or the “Company”), a designer, manufacturer and marketer of consumer inspired products that bridge technological innovations with today’s lifestyle announces the launch of a more extensive Social Media Campaign.  Subsequent to winning Android Headlines “Best of CES 2019” award at the Consumer Electronics Show in Las Vegas, the Company has been actively engaging with its target audiences to build online brand awareness in anticipation of the Company’s initial launch of its “Connected Surfaces” smart home device, a Google-enabled Smart Mirror.
The Company entered January 2019 with an expanded Social Media Marketing Department and enhanced its social media campaign strategy by evaluating, creating and managing the social media platforms listed below.  Additionally, our team has been developing a strategic social media advertising campaign in an effort to reach our highly-targeted audience and leverage potential sales of the smart device.

Facebook (company): https://www.facebook.com/capstoneindustries
Facebook (product): https://www.facebook.com/capstoneconnected
Instagram: https://www.instagram.com/capstoneconnected
Pinterest: https://www.pinterest.com/capstoneconnected
LinkedIn: https://www.linkedin.com/company/capstone-industries-inc/

Jordan Seals, Social Media Strategist for Capstone commented, “I am thrilled about our organic growth and strategic vision for the first “Connected Surfaces” smart home device in the digital sphere.  We have worked hard in developing the brand for the new product line and have been enjoying the positive feedback so far.  The Capstone Social Media Marketing Department has identified some exciting opportunities that I believe will be rewarding for both the company and the brand. We look forward to executing our social media strategy to foster an online community with our fans and customers.  I invite everyone to follow us on all social channels to stay current with the product and our marketing efforts.”
About Capstone Companies, Inc.
Capstone Companies, Inc. is a public holding company that engages, through its wholly-owned subsidiaries, Capstone Industries, Inc., Capstone Lighting Technologies, LLC, and Capstone International HK, Ltd., in the development, manufacturing and marketing of consumer products to retail channels throughout North America and international markets.

See www.capstonecompaniesinc.com for more information about the Company and www.capstoneindustries.com for information on our current product offerings. Visit www.capstonecompaniesinc.com for more information about the Company and www.capstoneindustries.com for information on our current product offerings.

Forward-Looking Statements
This press release includes “forward-looking statements”.  Forward-looking statements include statements regarding our expectations regarding purchases of outstanding shares of common stock as well as expectations regarding future operating results and other information that is not historical information. When used in this press release, the terms or phrases such as “anticipates,” “believes,” “projects,” “plans,” “intends,” “expects,” “might,” “may,” “estimates,” “could,” “should,” “would,” “likely” and variations of such words or similar expressions are intended to identify forward-looking statements. Although our expectations, beliefs and projections are expressed in good faith and with what we believe is a reasonable basis, there can be no assurance that these expectations, beliefs and projections will be realized. There are a number of risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward-looking statements which are included elsewhere in this press release. Actual result of a Social Media Campaign may vary significantly from projected or desired results and other related risks and uncertainties described in our reports on Form 10-K, Form 10-Q and Form 8-K.  Social Media marketing does not necessarily produce better business or financial results. In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. These forward-looking statements speak only as of the date of this press release, even if subsequently made publicly available, and we do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law. URL’s referenced in this press release are for information purposes only and are incorporated herein.  Facebook and Instagram are trademarks of Facebook Inc. LinkedIn is a trademark of Linkedin Corporation.   Pinterest is a trademark of Pinterest, Inc.  Google is a trademark of Alphabet, Inc.
For more information, contact
Company:
Aimee Gaudet
Corporate Secretary
(954) 570-8889, ext. 313